Financial News Release
Advanced Energy Announces Fourth Quarter and Full Year 2017 Results

•	Q4 Revenue increased 32.4% y/y and 1.5% q/q to $179.2 million

•	Q4 GAAP loss per share from continuing operations was $0.73 (due to tax expense related to U.S. tax reform)

•	Q4 Non-GAAP EPS from continuing operations was $1.31
Fort Collins, Colo., January 30, 2018 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the fourth quarter and full year ended December 31, 2017. The company reported fourth quarter sales of $179.2 million. Fourth quarter GAAP loss from continuing operations was $29.0 million, or $0.73 per share. Non-GAAP income from continuing operations was $52.4 million, or $1.31 per diluted share.
“Capped off by a strong fourth quarter in our semiconductor business, 2017 was a record-breaking year across the board as revenue and non-GAAP earnings grew to their highest levels in the company’s history,” said Yuval Wasserman, president and CEO of Advanced Energy. “Key to maintaining our market-leading position and continually outpacing the markets we serve is our ongoing innovation and technology leadership. We continued to demonstrate the sustainability of our model, allowing us to achieve our strategic and aspirational goals.”

Fourth Quarter Results
Sales were $179.2 million in the fourth quarter of 2017 compared with $176.6 million in the third quarter of 2017 and $135.3 million in the fourth quarter of 2016.
GAAP loss from continuing operations was $29.0 million or $0.73 per share in the fourth quarter of 2017 compared with income from continuing operations of $83.8 million or $2.09 per diluted share in the prior quarter, and income from continuing operations of $40.4 million or $1.01 per diluted share in the fourth quarter of 2016. The fourth quarter 2017 results were impacted by one-time tax expenses of $6.4 million associated with the write-down of solar inverter business and $72.9 million associated with the recently enacted U.S. tax reform, which the company will continue to evaluate during the measurement period.
Non-GAAP income from continuing operations was $52.4 million or $1.31 per diluted share in the fourth quarter of 2017, including $0.03 of favorable items. This compares with $48.0 million or $1.19 per diluted share in the prior quarter, and $42.6 million or $1.06 per diluted share in the same period last year. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $49.6 million of operating cash from continuing operations in the fourth quarter of 2017.

Full Year 2017
Sales were $671.0 million in 2017 compared with $483.7 million in 2016, an increase of 39%.
GAAP income from continuing operations was $136.1 million or $3.39 per diluted share in 2017 compared with $116.9 million or $2.92 per diluted share in 2016. Full year 2017 results were impacted by a one-time tax benefit of $33.8 million associated with the write-down of the solar inverter business and a one-time tax expense of $72.9 million associated with the recently enacted U.S. tax reform, which the company will continue to evaluate during the measurement period.
Non-GAAP income from continuing operations was $191.5 million or $4.77 per diluted share in 2017 compared with $124.6 million or $3.11 per diluted share in 2016. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $190.0 million in cash from continuing operations and ended the year with $410.4 million in cash and marketable securities.

Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for both the balance sheet and income statement. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2016 Annual Report on Form 10-K.

First Quarter 2018 Guidance
Based on the company's current view, beliefs and assumptions, guidance for the first quarter of 2018 is within the following ranges and does not incorporate any potential adjustments during the measurement period associated with U.S. tax reform.

Q1 2018
Revenues	$183M - $193M
GAAP operating margins from continuing operations	30.0% - 32.0%
GAAP EPS from continuing operations	$1.19 - $1.29
Non-GAAP operating margins from continuing operations	32.0% - 34.0%
Non-GAAP EPS from continuing operations	$1.27 - $1.37

Fourth Quarter 2017 Conference Call
Management will host a conference call tomorrow morning, Wednesday, January 31, 2018 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 5097049, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 5097049. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at http://ir.advanced-energy.com.

About Advanced Energy
Advanced Energy (NASDAQ: AEIS) is a global leader in innovative power and control technologies for high-growth, precision power solutions for thin films processes and industrial applications. Advanced Energy is headquartered in Fort Collins, Colorado, with dedicated support and service locations around the world. For more information, go to www.advanced-energy.com.
Advanced Energy and the Advanced Energy logo are trademarks of Advanced Energy Industries, Inc. or one of its Affiliates in the United States and elsewhere.

For more information, contact:

Tom McGimpsey Advanced Energy Industries, Inc. (970) 407-6326 tom.mcgimpsey@aei.com	Annie Leschin/Rhonda Bennetto Advanced Energy Industries, Inc. (970) 407-6555 ir@aei.com

Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock based compensation and amortization of intangible assets, as well as non-recurring items such as acquisition-related costs. Additionally, the fourth quarter and full year 2017 results exclude estimated income tax expense associated with U.S. tax reform. For the first quarter ending March 31, 2018 guidance, the company expects stock based compensation of $2.7 million and amortization of intangibles of $1.5 million. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the first quarter ending March 31, 2018, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of product price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (k) unanticipated changes to management's estimates, reserves or allowances; and (l) changes and adjustments to the tax expense and benefits related to the recently enacted U.S. tax reform. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at http://ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2017	2016	2017	2017	2016

Sales:
Product	$154,172	$115,885	$152,363	$578,650	$410,580
Service	25,042	19,458	24,212	92,362	73,124
Total sales	179,214	135,343	176,575	671,012	483,704
Cost of sales:
Product	68,833	54,710	72,146	267,587	192,694
Service	12,206	9,115	12,195	47,044	37,863
Total cost of sales	81,039	63,825	84,341	314,631	230,557
Gross profit	98,175	71,518	92,234	356,381	253,147
	54.8%	52.8%	52.2%	53.1%	52.3%
Operating expenses:
Research and development	16,257	11,121	14,629	57,999	44,445
Selling, general and administrative	22,682	20,864	24,692	93,262	77,678
Amortization of intangible assets	1,174	987	1,240	4,350	4,167
Total operating expenses	40,113	32,972	40,561	155,611	126,290
Operating income	58,062	38,546	51,673	200,770	126,857
Other (expense) income, net	559	81	153	(2,579)	1,219
Income from continuing operations before income taxes	58,621	38,627	51,826	198,191	128,076
Provision for income taxes	87,628	(1,809)	(31,968)	62,090	11,128
Income (loss) from continuing operations, net of income taxes	(29,007)	40,436	83,794	136,101	116,948
Income (loss) from discontinued operations, net of income taxes	(583)	3,845	70	1,760	10,506
Net income (loss)	$(29,590)	$44,281	$83,864	$137,861	$127,454

Basic weighted-average common shares outstanding	39,642	39,699	39,786	39,754	39,720
Diluted weighted-average common shares outstanding	40,051	40,029	40,172	40,176	40,031

Earnings per share:

Continuing operations:
Basic earnings (loss) per share	$(0.73)	$1.02	$2.11	$3.42	$2.94
Diluted earnings (loss) per share	$(0.73)	$1.01	$2.09	$3.39	$2.92

Discontinued operations:
Basic earnings (loss) per share	$(0.01)	$0.10	$0.00	$0.04	$0.26
Diluted earnings (loss) per share	$(0.01)	$0.10	$0.00	$0.04	$0.26

Net income:
Basic earnings (loss) per share	$(0.75)	$1.12	$2.11	$3.47	$3.21
Diluted earnings (loss) per share	$(0.75)	$1.11	$2.09	$3.43	$3.18

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2017	2016
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$407,283	$281,953
Marketable securities	3,104	4,737
Accounts receivable, net	87,429	75,667
Inventories, net	78,450	55,770
Income taxes receivable	1,295	1,482
Other current assets	8,129	9,324
Current assets of discontinued operations	9,535	9,401
Total current assets	595,225	438,334

Property and equipment, net	17,795	13,337

Deposits and other	3,051	1,835
Goodwill and intangibles, net	87,311	70,196
Deferred income tax assets	18,841	32,197
Non-current assets of discontinued operations	11,085	15,630
Total assets	$733,308	$571,529

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$48,177	$46,255
Other accrued expenses	50,092	35,372
Current liabilities of discontinued operations	7,850	13,419
Total current liabilities	106,119	95,046

Non-current liabilities of continuing operations	91,271	63,252
Non-current liabilities of discontinued operations	15,277	21,157
Long-term liabilities	106,548	84,409

Total liabilities	212,667	179,455

Stockholders' equity	520,641	392,074
Total liabilities and stockholders' equity	$733,308	$571,529

December 31, 2016 amounts are derived from the December 31, 2016 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Twelve Months Ended December 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$137,861	$127,454
Income from discontinued operations, net of income taxes	1,760	10,506
Income from continuing operations, net of income taxes	136,101	116,948

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,424	7,813
Stock-based compensation expense	12,549	6,332
Provision for deferred income taxes	28,765	3,570
Loss on foreign exchange hedge	3,489	—
Net loss on disposal of assets	122	319
Changes in operating assets and liabilities, net of assets acquired	(494)	(7,838)
Net cash provided by operating activities from continuing operations	189,956	127,144
Net cash used in operating activities from discontinued operations	(7,255)	(7,857)
Net cash provided by operating activities	182,701	119,287
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(107)	(763)
Proceeds from sale of marketable securities	1,903	7,884
Acquisitions, net of cash acquired	(17,347)	—
Purchase of foreign exchange hedge	(3,489)	—
Purchases of property and equipment	(9,042)	(6,821)
Net cash (used in) provided by investing activities from continuing operations	(28,082)	300
Net cash used in investing activities from discontinued operations	—	—
Net cash (used in) provided by investing activities	(28,082)	300
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	(29,993)	—
Net (payments) proceeds related to stock-based award activities	(1,315)	2,175
Other financing activities	1	(4)
Net cash (used in) provided by financing activities from continuing operations	(31,307)	2,171
Net cash used in financing activities from discontinued operations	—	(29)
Net cash (used in) provided by financing activities	(31,307)	2,142
EFFECT OF CURRENCY TRANSLATION ON CASH	2,208	(1,932)
INCREASE IN CASH AND CASH EQUIVALENTS	125,520	119,797
CASH AND CASH EQUIVALENTS, beginning of period	289,517	169,720
CASH AND CASH EQUIVALENTS, end of period	415,037	289,517
Less cash and cash equivalents from discontinued operations	7,754	7,564
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$407,283	$281,953

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2017	2016	2017	2017	2016

Gross Profit from continuing operations, as reported	$98,175	$71,518	$92,234	$356,381	$253,147
Operating expenses from continuing operations, as reported	40,113	32,972	40,561	155,611	126,290
Adjustments:
Stock-based compensation	(1,842)	(2,033)	(3,453)	(12,549)	(6,332)
Amortization of intangible assets	(1,174)	(987)	(1,240)	(4,350)	(4,167)
Acquisition-related costs	—	—	—	(150)	—
Non-GAAP operating expenses from continuing operations	37,097	29,952	35,868	138,562	115,791
Non-GAAP operating income from continuing operations	$61,078	$41,566	$56,366	$217,819	$137,356

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2017	2016	2017	2017	2016

Gross Profit from continuing operations, as reported	54.8%	52.8%	52.2%	53.1%	52.3%
Operating expenses from continuing operations, as reported	22.4	24.4	23.0	23.2	26.1
Adjustments:
Stock-based compensation	(1.0)	(1.6)	(2.0)	(2.0)	(1.3)
Amortization of intangible assets	(0.7)	(0.7)	(0.7)	(0.6)	(0.9)
Acquisition-related costs	—	—	—	—	—
Non-GAAP operating expenses from continuing operations	20.7	22.1	20.3	20.6	23.9
Non-GAAP operating income from continuing operations	34.1%	30.7%	31.9%	32.5%	28.4%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2017	2016	2017	2017	2016

Income (loss) from continuing operations, net of income taxes, as reported	$(29,007)	$40,436	$83,794	$136,101	$116,948
Adjustments:
Stock-based compensation	1,842	2,033	3,453	12,549	6,332
Amortization of intangible assets	1,174	987	1,240	4,350	4,167
Loss on foreign exchange hedge	—	—	—	3,489	—
Acquisition-related costs	—	—	—	150	—
Incremental expense associated with start-up of the Asia regional headquarters	—	—	1,133	1,133	—
Nonrecurring tax (benefit) expense associated with inverter business	6,357	—	(40,194)	(33,837)	—
Tax Cuts and Jobs Act Impact	72,867	—	—	72,867	—
Tax effect of Non-GAAP adjustments	(813)	(881)	(1,426)	(5,264)	(2,854)
Non-GAAP income from continuing operations, net of income taxes	$52,420	$42,575	$48,000	$191,538	$124,593

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2017	2016	2017	2017	2016

Diluted earnings (loss) per share from continuing operations, as reported	$(0.73)	$1.01	$2.09	$3.39	$2.92
Add back:
per share impact of Non-GAAP adjustments, net of tax	2.04	0.05	(0.90)	1.38	0.19
Non-GAAP per share earnings from continuing operations	$1.31	$1.06	$1.19	$4.77	$3.11

Reconciliation of Q1 2018 Guidance
	Low End	High End

Revenue	$183 million	$193 million

Reconciliation of Non-GAAP operating margin
GAAP operating margin	30%	32%
Stock-based compensation	1%	1%
Amortization of intangible assets	1%	1%
Non-GAAP operating margin	32%	34%

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$1.19	$1.29
Stock-based compensation	0.07	0.07
Amortization of intangible assets	0.04	0.04
Tax effects of excluded items	(0.03)	(0.03)
Non-GAAP earnings per share	$1.27	$1.37